Exhibit 99.1

Wayside Technology Group to Acquire EMEA Channel Distributor, Spinnakar Limited

Acquisition Expands Wayside’s Reach in EMEA and Strengthens Product Offerings in Storage, Cloud, Security and Data Management

Transaction Expected to be Accretive to Gross Margin and EPS

Spinnakar Founder and CEO Gerard Brophy to Join Company as a Managing Director

EATONTOWN, N.J., August 18, 2022 -- Wayside Technology Group, Inc. (NASDAQ: WSTG) ("Wayside" or the "Company"), a value-added global IT channel company providing innovative sales and distribution solutions for emerging technology vendors, has completed the acquisition of Spinnakar Limited (“Spinnakar”), a UK-based IT channel distributor, for an aggregate purchase price of $11.8 million (£9.8 million) payable at closing (subject to working capital and other adjustments), plus a potential post-closing earn-out.  The Company funded the acquisition of Spinnakar utilizing cash from the Company’s balance sheet.

Spinnakar is a UK-based, IT channel distributor focused on storage, cloud, security and data management businesses across Europe, the Middle East and South Africa (“EMEA”). Spinnakar brings scale and channel expertise to Wayside with more than 15 vendor partners, including Cloudian, Deep Instinct, Rubrik, Virtuozzo and most notably, Vast Data, a universal data platform providing simple, affordable and fast scaling data and storage capabilities. For the trailing twelve months ended July 31, 2022, Spinnakar reported pre-tax income of $2.0 million1 (£1.5 million2).

Founder and CEO of Spinnakar, Gerard Brophy, will continue to lead and scale Spinnakar’s EMEA business and will seamlessly integrate with Wayside's European business units, Climb UK and Grey Matter. Wayside anticipates various operating synergies and improvements for vendor recruitment and expansion in EMEA and across the globe.  Mr. Brophy is a seasoned executive and brings a strong track record of success in the IT channel, including his leadership role at BigTec, which was acquired by Exclusive Networks, in addition to his deep relationships with various vendor partners throughout the EMEA region.

“Spinnakar’s founders have a proven pedigree of over 40 years in building successful IT distribution businesses and bringing emerging vendors to market, where they have experienced

1 Amount converted from GBP to USD based on average exchange rate during the 12-month period ended July 31, 2022.

2 Amount derived from the filed Annual Report of Spinnakar Limited as of January 31, 2022, and the internal financial statements prepared by management of Spinnakar Limited, in accordance with United Kingdom Generally Accepted Accounting Practice.

exceptional growth,” said Wayside CEO Dale Foster. “Their European line card includes several vendors that we represent in the US, while also bringing several new key vendors such as Vast Data that provide significant cross-sell opportunities. Their deep knowledge and expertise in storage, cloud, security and data management match up seamlessly with our key verticals of focus. We expect this acquisition to be accretive to gross margin and net income, boosting both growth and profitability going forward.”

Commenting on the acquisition, Spinnakar Founder and CEO Gerard Brophy stated: “We are thrilled to combine with the Climb and Grey Matter UK teams and look forward to scaling the integrated business across EMEA. Both organizations have very similar DNA with our focus on emerging technology products and services. As a new member of the team, I plan to further expand our line card through our combined expertise and shared vision of bringing new, innovative companies to market through our global network.”

Additional information regarding the acquisition is available on our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 18, 2022.

About Wayside Technology Group

Wayside Technology Group, Inc. (NASDAQ: WSTG) is a value-added global IT distribution and solutions company specializing in emerging and disruptive technologies. Wayside operates across the US, Canada and Europe through multiple business units, including Climb Channel Solutions, Grey Matter and CloudKnowHow. The Company provides IT distribution and solutions for emerging companies in the Security, Data Management, Connectivity, Storage & HCI, Virtualization & Cloud, and Software & ALM industries.

Additional information can be found by visiting www.waysidetechnology.com.

About Spinnakar

Spinnakar is a specialty distributor focused on bringing the top emerging technologies for Cloud, Data Centre and Security to the EMEA market. Spinnakar is a team of successful individuals who are redefining the value of distribution by offering a new approach to distribution. For their vendors they provide a footprint, scale, local knowledge and true partnership into the EMEA market through channel and end user relationships. Spinnakar has recognized that data, Cloud Management, Security and skilled services are major challenges for enterprises as they strive for a truly hybrid strategy. Our founders have a proven pedigree of over 40 years in building successful distribution businesses and bringing vendors to market, where they have experienced unprecedented growth.

Forward-Looking Statements

The statements in this release concerning the Company’s future prospects are forward-looking statements that involve certain risks and uncertainties. In this press release, forward-looking statements can be identified by words such as “believes,” “expects,” “intends,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,”

“may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “opportunity,” “target,” “outlook,” “maintain,” “continue,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include, without limitation, the continued acceptance of the Company’s distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, contribution of key vendor relationships and support programs, inflation, as well as factors that affect the software industry in general and other factors. Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the Company, the global economy, and financial markets. The extent to which COVID-19 impacts the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, including the impact on the Company’s reseller partners and the end customer markets they serve, among others. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described in the section entitled “Risk Factors” contained in Item 1A. of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and from time to time in the Company’s filings with the Securities and Exchange Commission.

Company Contact

Drew Clark
Chief Financial Officer
(732) 389-0932
drew@waysidetechnology.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

WSTG@elevate-ir.com

Forward-Looking Statements

The statements in this release concerning the Company's future prospects are forward-looking statements that involve certain risks and uncertainties. These risks and uncertainties include, without limitation, the continued acceptance of the Company's distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, contribution of key vendor relationships and support programs, as well as factors that affect the software industry in general and other factors. Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the Company, the global economy, and financial markets. The extent to which COVID-19 impacts the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, including the impact on our reseller partners and the end customer markets they serve, among others. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the Securities and Exchange Commission.

Company Contact

Drew Clark
Chief Financial Officer
(732) 389-0932
drew@waysidetechnology.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(949) 200-4603

WSTG@elevate-ir.com